UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2004

McDONALD’S CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois 60523

(630) 623-3000

(Address and Phone Number of Principal Executive Offices)

Item 12. Results of Operations and Financial Condition.

On March 5, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting the Company’s February 2004 sales. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

	By:	/s/ PETER J. BENSEN
Date: March 8, 2004		Peter J. Bensen
Corporate Vice President -
Assistant Controller

Exhibit Index

Exhibit No. 99	News Release of McDonald’s Corporation issued March 5, 2004 announcing February 2004 Sales